UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 6, 2008
VAXGEN, INC.
(Exact name of Registrant as Specified in its Charter)

DELAWARE	0-26483	94-3236309
(State or other jurisdiction	Commission	(I.R.S. Employer incorporation
of organization)	File Number)	or Identification Number)
349 OYSTER POINT BOULEVARD, SOUTH SAN FRANCISCO, CALIFORNIA 94080
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (650) 624-1000
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1—REGISTRANT’S BUSINESS AND OPERATIONS
ITEM 2.02 Results Of Operations And Financial Condition
On March 6, 2008, VaxGen, Inc., or VaxGen, issued a press release announcing financial results for the year ended December 31, 2007. A copy of the earnings press release is furnished as Exhibit 99.1 to this report.
This information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in Exhibit 99.1 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Onyx, whether made before or after the date here of, regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press release, dated March 6, 2008, entitled “VaxGen Reports Financial Update”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VaxGen, Inc. (Registrant)
Dated: March 7, 2008	By:	/s/ Matthew J. Pfeffer
Matthew J. Pfeffer
Senior Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release, dated March 6, 2008, entitled “VaxGen Reports Financial Update”